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                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  RetireMAP Deferred Variable Annuity Policy


      Supplement dated September 20, 1999 to Prospectus dated May 1, 1999

The following information supplements and supersedes certain information in the Fund Management and Fees section of the RetireMAP Prospectus.

Warburg Pincus Trust and Warburg Pincus Trust II.

New Adviser. Effective July 6, 1999, Credit Suisse Asset Management, LLC (CSAM) became the funds' investment adviser as a result of the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, and the combination of Warburg Pincus with Credit Suisse's existing U.S. asset management business.

Please keep this Supplement with your Prospectus dated May 1, 1999, for the RetireMAP Deferred Variable Annuity Policy.

Form U-1153-D, Ed. 9/99